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                                                                    EXHIBIT 10.2

                        ASSIGNMENT OF PURCHASE AGREEMENT


MACQUEEN ENTERPRISES, INC. hereby assigns to SOUTHWIND DEVELOPMENT COMPANY, L.L.C. its rights under that certain agreement with Michael A. DeJusto dated March 20, 1998, and SOUTHWIND DEVELOPMENT COMPANY, L.L.C. hereby assumes all of MACQUEEN ENTERPRISES, INC.'S obligations under said agreement. This assignment is effective as of April 9, 1998.



MACQUEEN ENTERPRISES, INC.              SOUTHWIND DEVELOPMENT
                                        COMPANY, INC.



BY: /s/ Julian B. MacQueen              BY: /s/ Julian B. MacQueen
   -----------------------                  ----------------------
        AS PRESIDENT                              AS MANAGER